Loan Receivables - Schedule of Outstanding Balances (Details)	Jun. 30, 2025 MYR (RM)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 MYR (RM)
Loan Receivables [Abstract]
Not past due	RM 149,152,169	$ 35,405,363	RM 73,517,552
Past due	183,817	43,634	2,300,290
Total	149,335,986	35,448,997	75,817,842
Less: Allowance for expected credit losses on loan receivables	(749,437)	(177,899)	(510,281)
Net trade receivables	RM 148,586,549	$ 35,271,097	RM 75,307,561